UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – July 17, 2019
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Greenwich Street
New York, New York 10286
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code – (212) 495-1784

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
Depositary Shares, each representing 1/4,000th of a share of Series C Noncumulative Perpetual Preferred Stock	BK PrC	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 17, 2019, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release announcing its financial results for the second quarter of 2019. A copy of each of the Earnings Release and a Financial Supplement is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference. The quotation included in Exhibit 99.1 (the “Excluded Section”) is “furnished” by this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise expressly stated in such filing. The information included in Exhibit 99.1, other than in the Excluded Section, and Exhibit 99.2 is to be considered “filed” under the Exchange Act and is incorporated by reference into all filings made by BNY Mellon under the Securities Act and the Exchange Act that state that this Current Report on Form 8-K is incorporated therein by reference.

ITEM 7.01.    REGULATION FD DISCLOSURE.

On July 17, 2019, in conjunction with a conference call and webcast regarding BNY Mellon’s financial results, the Earnings Release, the Financial Supplement and a Second Quarter 2019 Financial Highlights presentation are available on BNY Mellon’s website, www.bnymellon.com. A copy of the Second Quarter 2019 Financial Highlights presentation is “furnished” as Exhibit 99.3 to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. This exhibit shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing. The contents of BNY Mellon’s website referenced herein and in the exhibits are not incorporated into this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

Each of Exhibit 99.1 (other than the Excluded Section) and Exhibit 99.2 shall be deemed filed herewith. The Excluded Section and Exhibit 99.3 shall be deemed furnished herewith.

(d)    EXHIBITS.

Exhibit
Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated July 17, 2019, announcing financial results for the second quarter of 2019.

99.2	The Bank of New York Mellon Corporation Financial Supplement dated July 17, 2019, for the second quarter of 2019.

99.3	Second Quarter 2019 Financial Highlights Presentation dated July 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: July 17, 2019	By: /s/ Kathleen B. McCabe
Name: Kathleen B. McCabe Title: Assistant Secretary

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